Exhibit 10.4

Execution Version

AMENDED AND RESTATED SUB-SERVICING AGREEMENT

among

EXELA TECHNOLOGIES, INC.

Servicer

and

EACH ENTITY LISTED ON SCHEDULE 1 HERETO

Sub-Servicer

Dated as of June 17, 2022

TABLE OF CONTENTS

i

SCHEDULES

SCHEDULE 1	LIST OF SUB-SERVICERS

ii

This Amended and Restated Sub-Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of June 17, 2022, by and between EXELA TECHNOLOGIES, INC., a Delaware corporation (the “Servicer”) and EACH ENTITY LISTED ON SCHEDULE 1 HERETO, severally and not jointly (each, a “Sub-Servicer”).

This Agreement hereby amends and restates in its entirety, as of the date hereof, that certain Sub-Servicing Agreement, dated as of December 17, 2020 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Agreement”), by and between the Servicer and the Sub-Servicers.

WHEREAS, the Servicer has entered into an Amended and Restated Receivables Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), pursuant to which the Servicer has agreed to undertake certain duties and obligations as the Initial Servicer with respect to the servicing, administration and collection of Collateral (including the Pool Receivables), subject to the terms and conditions set forth in the Receivables Purchase Agreement;

WHEREAS, pursuant to the Receivables Purchase Agreement, the Servicer may delegate its duties and obligations thereunder to any sub-servicer, provided that, the Initial Servicer shall remain liable for the performance of the duties and obligations so delegated; and

WHEREAS, the Servicer desires that each Sub-Servicer sub-service the Collateral (including the Pool Receivables) on behalf of Servicer and under the terms herein.

NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01      Definitions.

In this Agreement, unless otherwise specified, capitalized terms are used as defined in (or by reference in) the Receivables Purchase Agreement.

Section 1.02      Amendment and Restatement; No Novation.

The parties hereto acknowledge and agree that (i) this Agreement amends and restates and supersedes and replaces the Original Agreement as set forth in this Agreement, and upon the occurrence of the Closing Date, this Agreement restates and, where applicable, amends the Original Agreement; (ii) the execution and effectiveness of this Agreement does not constitute a novation under the Original Agreement as in effect prior to the date hereof; and (iii) such obligations (as amended and restated and superseded and replaced hereby) are in all respects continuing as provided in this Agreement and in the other Transaction Documents (as amended or amended and restated as of the date hereof).

ARTICLE II

SERVICING

Section 2.01      Each Sub-Servicer to Act as Sub-Servicer.

(a)            Servicer hereby appoints each Sub-Servicer, and each Sub-Servicer hereby accepts such appointment, to sub-service, administer and collect on the Collateral (including the Pool Receivable originated by such Sub-Servicer) on behalf of Servicer from and after the date hereof, in accordance with the terms of this Agreement and the Receivables Purchase Agreement. Without limiting any other provision of, and except as otherwise expressly provided in, this Agreement, from the date hereof until the termination of this Agreement, each Sub-Servicer covenants that it will perform, observe and discharge all of the duties, agreements, covenants and obligations of Servicer under the Receivables Purchase Agreement required to be performed, observed or discharged on or after the date hereof, and Servicer covenants that each Sub-Servicer is entitled to all rights and benefits under the Receivables Purchase Agreement unless otherwise agreed by the parties. Each Sub-Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which such Sub-Servicer may deem necessary or desirable, consistent with the terms of this Agreement.

Notwithstanding anything to the contrary in this Agreement, each Sub-Servicer shall service any Pool Receivable that is subject to a Contract in accordance with the terms of such Contract. In the event of any conflict between the terms of the servicing obligations under this Agreement and any applicable Contract with respect to any Pool Receivables, the applicable Contract shall control with respect to the method of servicing the Pool Receivables. To the extent that this Agreement contains any terms that are not in conflict with an applicable Contract, the terms of this Agreement shall apply.

(b)            From and after the date hereof, each Sub-Servicer shall assume responsibility under this Agreement to sub-service and administer the Collateral (including each Pool Receivable) from time to time, all in accordance with this Agreement, the Receivables Purchase Agreement and all Applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policy and consistent with the past practices of such Sub-Servicer.

(c)            Each Sub-Servicer and the Servicer shall cooperate in good faith to resolve in a mutually agreeable manner any issues or disagreements arising from the sub-servicing and administering the Pool Receivables.

ARTICLE III

GENERAL SERVICING PROCEDURES

Section 3.01      Servicing Compensation, Remittance to Servicer.

As consideration for servicing the Collateral, each Sub-Servicer shall receive its share, pro rata, of 90% of the Servicing Fee, between each Sub-Servicer (the “Sub-Servicing Fee”). Such Sub-Servicing Fee shall be payable by the Servicer from any Servicing Fees paid to the Servicer in accordance with Section 4.01 of the Receivables Purchase Agreement. Such amounts will be remitted by the Servicer to the Sub-Servicers by wire transfer by the 15th Business Day of each calendar month or such other time as the parties may mutually agree.

ARTICLE IV

TERMINATION

Section 4.01      Termination.

(a)            Any Party may terminate this Agreement without cause or payment of a termination fee upon reasonable advance written notice to the other Parties; provided, that any Sub-Servicer shall automatically be removed from this Agreement concurrently with any removal of such Person as an Originator under the First Tier Purchase and Sale Agreement.

(b)            The Administrative Agent may (or at the direction of the Required Purchasers shall) terminate this Agreement upon an Initial Servicer Replacement Event under the Receivables Purchase Agreement by giving reasonable advance written notice of its desire to terminate this Agreement to the Servicer (and the Servicer shall provide appropriate notice to each Sub-Servicer).

(c)            Nothing set forth herein, shall limit any other rights of any Purchaser Party to terminate this Agreement pursuant to the Receivables Purchase Agreement, as amended from time to time.

Section 4.02      Transfer Procedures.

In the event a Sub-Servicer is replaced or otherwise transfers servicing with respect to any Collateral pursuant to the terms of this Agreement, such Sub-Servicer agrees to cooperate with the Servicer or a Successor Servicer, as applicable, and with any party designated as the replacement sub-servicer in transferring the servicing to such replacement sub-servicer. On or before the date upon which servicing is transferred from a Sub-Servicer to a replacement sub-servicer (the “Transfer Date”), such Sub-Servicer shall prepare, execute and deliver to the replacement sub-servicer any and all documents and other instruments, place in such replacement sub-servicer’s possession all Records necessary or appropriate to effect the purposes of such notice of termination.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SUB-SERVICER
AND SERVICER

As of the date hereof, each Sub-Servicer and the Servicer makes each of the representations and warranties set forth in Section 7.02 of the Receivables Purchase Agreement as to itself, which representations and warranties are incorporated herein as if set forth herein in their entirety, mutatis mutandis.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01      Amendments, Etc.

No amendment or waiver of any provision of this Agreement nor consent to any departure by any Sub-Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by Servicer, the Seller, the Administrative Agent (with the consent of the Required Purchasers) and (if an amendment) such Sub-Servicer, and then any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 6.03      Execution; Binding Effect.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon each Sub-Servicer and the Servicer and their respective permitted successors and assigns. Each party hereto acknowledges and agrees that Seller, the Administrative Agent, each Lender and the other Affected Persons and each of their respective successors and permitted assigns are express third party beneficiaries of this Agreement and the provisions of this Agreement are intended for the benefit of and will be enforceable by and shall not be amended without the consent of the Seller and the Administrative Agent and its successors, transferees and assigns in their respective capacity as Administrative Agent on behalf of the other Secured Parties.

Section 6.04      Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY PURCHASER PARTY IN THE RECEIVABLES AND RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 6.05      Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of each Sub-Servicer shall be rendered by it as an independent contractor and not as an agent of the Servicer. Each Sub-Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

Section 6.06      Waiver of Jury Trial and Jurisdiction.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR ANY OTHER TRANSACTION DOCUMENT, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED HEREIN IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (IV) AGREES THAT PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST IT IN THE COURTS OF ANY OTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

EXELA TECHNOLOGIES, INC.
(Servicer)

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

[Signature Page 1 of 3 for A&R Sub-Servicing Agreement]

BANCTEC, INC.
HOV ENTERPRISE SERVICES, INC.
HOV SERVICES, INC.
HOV SERVICES, LLC
SOURCECORP BPS INC.
SOURCECORP MANAGEMENT, INC.
SOURCEHOV HEALTHCARE, INC.
UNITED INFORMATION SERVICES, INC.
ECONOMIC RESEARCH SERVICES, INC.
J&B SOFTWARE, INC.
REGULUS GROUP, LLC
REGULUS GROUP II, LLC
REGULUS INTEGRATED SOLUTIONS LLC
EXELA ENTERPRISE SOLUTIONS, INC.
(each a Sub-Servicer)

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

[Signature page 2 of 3 for A&R Sub-Servicing Agreement]

NOVITEX GOVERNMENT SOLUTIONS, LLC
(a Sub-Servicer)

By:	/s/ Parrie Ahammer
	Name:	Parrie Ahammer
	Title:	Manager

[Signature page 3 of 3 for A&R Sub-Servicing Agreement]

SCHEDULE 1

LIST OF SUB-SERVICERS

Sub-Servicer
BANCTEC, INC.
ECONOMIC RESEARCH SERVICES, INC.
EXELA ENTERPRISE SOLUTIONS, INC.
SOURCEHOV HEALTHCARE, INC.
UNITED INFORMATION SERVICES, INC.
HOV ENTERPRISE SERVICES, INC.
HOV SERVICES, INC.
HOV SERVICES, LLC
J&B SOFTWARE, INC.
NOVITEX GOVERNMENT SOLUTIONS, LLC
REGULUS GROUP II LLC
REGULUS GROUP LLC
REGULUS INTEGRATED SOLUTIONS LLC
SOURCECORP BPS INC.
SOURCECORP MANAGEMENT, INC.

Schedule 1